Money Market Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Money Market Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time or at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1a, 1b AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---


1. (a) To approve or disapprove a new investment advisory agreement             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
between American General Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects to the previous investment advisory agreement with AGAM.

(b) To approve or disapprove a new subadvisory agreement between AGAM           FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
and American General Investment Management, L.P. ("AGIM") or an
affiliate thereof, the terms of which are the same in all material respects to the previous subadvisory agreement between AGAM and AGIM.

2. To approve the Agreement and Plan of Reorganization between the              FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
North American Funds on behalf of the Fund and SunAmerica Money Market
Funds, Inc. on behalf of its SunAmerica Money Market Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.
                                                                                PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                                shares are held by joint tenants, both should sign.
                                                                                When signing as attorney or as executor,
                                                                                administrator, trustee or guardian, or as custodian
                                                                                for a minor, please give full title as such.  If a
                                                                                corporation, please sign in full corporate name by
                                                                                president or other authorized officer.  If a
                                                                                partnership, please sign in partnership name by
                                                                                authorized persons.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY         Dated:_________________________________
STATEMENT IS HEREBY ACKNOWLEDGED.
                                                                                X______________________________________
                                                                                                     Signature
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND              X______________________________________
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                                 Signature, if held jointly

Municipal Money Market Fund
of North American Funds
286 Congress Street
Boston, MA 02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Municipal Money Market Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1a, 1b AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares in by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---

1. (a) To approve or disapprove a new investment advisory                  FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
agreement between American General Asset Management Corp.
("AGAM") and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the
previous investment advisory agreement with AGAM.

(b) To approve or disapprove a new subadvisory agreement between           FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
AGAM and American General Investment Management, L.P. ("AGIM") or
an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between
AGAM and AGIM.

2. To approve the Agreement and Plan of Reorganization between             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
North American Funds on behalf of the Fund and SunAmerica Money
Market Funds, Inc. on behalf of its SunAmerica Municipal Money
Market Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.
                                                                           PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                           shares are held by joint tenants, both should sign.
                                                                           When signing as attorney or as executor,
                                                                           administrator, trustee or guardian, or as custodian
                                                                           for a minor, please give full title as such.  If a
                                                                           corporation, please sign in full corporate name by
                                                                           president or other authorized officer.  If a
                                                                           partnership, please sign in partnership name by
                                                                           authorized persons.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY    Dated:_________________________________
STATEMENT IS HEREBY ACKNOWLEDGED.
                                                                           X______________________________________
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND                              Signature
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                X______________________________________
                                                                                   Signature, if held jointly